                                                                    EXHIBIT 10.5


[BOEING LETTERHEAD]

6-1162-RLL-2234


Delta Air Lines, Inc.
Hartsfield Atlanta International Airport
Atlanta, Georgia 30320

Subject:      Special Matters

Reference:    Purchase Agreement Nos. 2022, 2023, 2024, 2025 and 2026 (the
              Purchase Agreement) between The Boeing Company (Boeing) and Delta
              Air Lines, Inc. (Customer) relating to 737-632/-732/-832, 757-232,
              767-332ER/-332, 767-432ER and 777-232IGW aircraft (the Aircraft).

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the AGTA and the Purchase Agreements.

A.  MODEL 737-632/-732/-832 AIRCRAFT (P. A. 2022)



              1. *This confidential information has been omitted and filed separately with the Commission.





P.A. No.'s 2022, 2023, 2024, 2025 and 2026                     737-632/-732/-832

Delta Air Lines, Inc.
6-1162-RLL-2234  Page 2


              2. *This confidential information has been omitted and filed separately with the Commission.







              3. *This confidential information has been omitted and filed separately with the Commission.






              4. *This confidential information has been omitted and filed separately with the Commission.





              5. *This confidential information has been omitted and filed separately with the Commission.





P.A. No.'s 2022, 2023, 2024, 2025 and 2026                     737-632/-732/-832

Delta Air Lines, Inc.
6-1162-RLL-2234  Page 3


       *This confidential information has been omitted and filed separately with the Commission.











              6. *This confidential information has been omitted and filed separately with the Commission.





P.A. No.'s 2022, 2023, 2024, 2025 and 2026                     737-632/-732/-832

Delta Air Lines, Inc.
6-1162-RLL-2234  Page 4





                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.






P.A. No.'s 2022, 2023, 2024, 2025 and 2026                     737-632/-732/-832

Delta Air Lines, Inc.
6-1162-RLL-2234  Page 5




              7. *This confidential information has been omitted and filed separately with the Commission.

















              8. *This confidential information has been omitted and filed separately with the Commission.





P.A. No.'s 2022, 2023, 2024, 2025 and 2026                     737-632/-732/-832

Delta Air Lines, Inc.
6-1162-RLL-2234  Page 6


              *This confidential information has been omitted and filed separately with the Commission.




              9. *This confidential information has been omitted and filed separately with the Commission.







P.A. No.'s 2022, 2023, 2024, 2025 and 2026                               757-232

Delta Air Lines, Inc.
6-1162-RLL-2234  Page 7



B.  MODEL 757-232 AIRCRAFT (P. A. 2023)

              1. *This confidential information has been omitted and filed separately with the Commission.








              2. *This confidential information has been omitted and filed separately with the Commission.








              3. *This confidential information has been omitted and filed separately with the Commission.




              4. *This confidential information has been omitted and filed separately with the Commission.






P.A. No.'s 2022, 2023, 2024, 2025 and 2026                         757-232

Delta Air Lines, Inc.
6-1162-RLL-2234  Page 8




              5. *This confidential information has been omitted and filed separately with the Commission.





              6. *This confidential information has been omitted and filed separately with the Commission.








P.A. No.'s 2022, 2023, 2024, 2025 and 2026                      767-332ER/-332

Delta Air Lines, Inc.
6-1162-RLL-2234  Page 9



C.  MODEL 767-332ER/-332 AIRCRAFT (P. A. 2024)

              1. *This confidential information has been omitted and filed separately with the Commission.








P.A. No.'s 2022, 2023, 2024, 2025 and 2026                        767-332ER/-332

Delta Air Lines, Inc.
6-1162-RLL-2234  Page 10


              2. *This confidential information has been omitted and filed separately with the Commission.









              3. *This confidential information has been omitted and filed separately with the Commission.









              4. *This confidential information has been omitted and filed separately with the Commission.



              5. *This confidential information has been omitted and filed separately with the Commission.






P.A. No.'s 2022, 2023, 2024, 2025 and 2026                        767-332ER/-332

Delta Air Lines, Inc.
6-1162-RLL-2234  Page 11


              6. *This confidential information has been omitted and filed separately with the Commission.




                     7. *This confidential information has been omitted and filed separately with the Commission.






P.A. No.'s 2022, 2023, 2024, 2025 and 2026                        767-332ER/-332

Delta Air Lines, Inc.
6-1162-RLL-2234  Page 12




                     *This confidential information has been omitted and filed separately with the Commission.










       8. *This confidential information has been omitted and filed separately with the Commission.







       9. *This confidential information has been omitted and filed separately with the Commission.






P.A. No.'s 2022, 2023, 2024, 2025 and 2026                        767-332ER/-332

Delta Air Lines, Inc.
6-1162-RLL-2234   Page 13



D.  MODEL 767-432ER AIRCRAFT (P. A. 2025)

       1. *This confidential information has been omitted and filed separately with the Commission.








       2. *This confidential information has been omitted and filed separately with the Commission.








       3. *This confidential information has been omitted and filed separately with the Commission.






P.A. No.'s 2022, 2023, 2024, 2025 and 2026                             767-432ER

Delta Air Lines, Inc.
6-1162-RLL-2234  Page 14


       *This confidential information has been omitted and filed separately with the Commission.



       4. *This confidential information has been omitted and filed separately with the Commission.




       5. *This confidential information has been omitted and filed separately with the Commission.






       6. *This confidential information has been omitted and filed separately with the Commission.



       7. *This confidential information has been omitted and filed separately with the Commission.



       8. *This confidential information has been omitted and filed separately with the Commission.






P.A. No.'s 2022, 2023, 2024, 2025 and 2026                             767-432ER

Delta Air Lines, Inc.
6-1162-RLL-2234  Page 15


       *This confidential information has been omitted and filed separately with the Commission.









       10. *This confidential information has been omitted and filed separately with the Commission.



       11. *This confidential information has been omitted and filed separately with the Commission.






P.A. No.'s 2022, 2023, 2024, 2025 and 2026                             767-432ER

Delta Air Lines, Inc.
6-1162-RLL-2234  Page 16


                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.










P.A. No.'s 2022, 2023, 2024, 2025 and 2026                             767-432ER

Delta Air Lines, Inc.
6-1162-RLL-2234  Page 17


       12. *This confidential information has been omitted and filed separately with the Commission.






       13. *This confidential information has been omitted and filed separately with the Commission.









P.A. No.'s 2022, 2023, 2024, 2025 and 2026                             767-432ER

Delta Air Lines, Inc.
6-1162-RLL-2234  Page 18



E.  MODEL 777 AIRCRAFT (P. A. 2026)

       The following Special Matters are provided in consideration of Customer's exercise of its right to purchase Model 777-232IGW Aircraft per Purchase Agreement No. 2026. Boeing will grant Customer certain Option and Rolling Option Aircraft delivery positions at that time.

       1. *This confidential information has been omitted and filed separately with the Commission.









       2. *This confidential information has been omitted and filed separately with the Commission.








       3. *This confidential information has been omitted and filed separately with the Commission.








P.A. No.'s 2022, 2023, 2024, 2025 and 2026                            777-232IGW

Delta Air Lines, Inc.
6-1162-RLL-2234  Page 19

       *This confidential information has been omitted and filed separately with the Commission.




       4. *This confidential information has been omitted and filed separately with the Commission.




       5. *This confidential information has been omitted and filed separately with the Commission.







       6. *This confidential information has been omitted and filed separately with the Commission.







P.A. No.'s 2022, 2023, 2024, 2025 and 2026                            777-232IGW

Delta Air Lines, Inc.
6-1162-RLL-2234  Page 20


       7. *This confidential information has been omitted and filed separately with the Commission.







       8. *This confidential information has been omitted and filed separately with the Commission.






P.A. No.'s 2022, 2023, 2024, 2025 and 2026                            777-232IGW

Delta Air Lines, Inc.
6-1162-RLL-2234  Page 21


F.     CUSTOMER SUPPORT TRAINING INVOICE

       Boeing will maintain an accounting of all traditional and Customer unique flight and maintenance training used in the aggregate by Customer in accordance with the CS1 Supplemental Exhibits to Purchase Agreements 2022, 2023, 2024, 2025 and 2026 from the Execution Date to November 15, 2001. Any flight and/or maintenance training requested and used by Customer that is not identified in the CS1 Supplemental Exhibits will also be included in the accounting of all flight and maintenance training. The invoice amount that Customer will pay Boeing will be the difference between the dollar value of the Customer unique flight and maintenance training used by Customer and the dollar value of any traditional flight and maintenance training not used by Customer. Customer will be responsible for paying the invoice amount within thirty
       (30) days of receipt of such invoice from Boeing.






P.A. No.'s 2022, 2023, 2024, 2025 and 2026

Delta Air Lines, Inc.
6-1162-RLL-2234  Page 22






Very truly yours,

THE BOEING COMPANY


By  /s/ R.B. Woodard
   ---------------------------------------

Its          President
   ---------------------------------------


ACCEPTED AND AGREED TO:

Date:        October 21, 1997
      ------------------------------------


DELTA AIR LINES, INC.


By  /s/ Leo F. Mullin
   ---------------------------------------

Its  President and Chief Executive Officer
    --------------------------------------






P.A. No.'s 2022, 2023, 2024, 2025 and 2026

[BOEING LETTERHEAD]

6-1162-RLL-2245


Delta Air Lines Inc.
Hartsfield Atlanta International Airport
Atlanta,  Georgia 30320

Subject:          Certain Contractual Matters

Reference:        Purchase Agreement Nos. 2022, 2023, 2024, 2025, 2026
                  (the Purchase Agreements) between The Boeing Company
                  (Boeing) and Delta Air Lines Inc. (Customer) relating to
                  Model 737-632/-732/-832, 757-232, 767-332ER/-332,
                  767-432ER, 777-232IGW aircraft

This Letter Agreement is entered into on the date below, and amends and supplements the AGTA and Purchase Agreements. All terms used but not defined in this Letter Agreement have the same meaning as in the AGTA and the Purchase Agreements.



                         *This confidential information
                         has been omitted and filed
                         separately with the Commission.




P.A. Nos. 2022, 2023, 2024, 2025, 2026

Delta Air Lines, Inc.
6-1162-RLL-2245  Page 2

                         *This confidential information
                         has been omitted and filed
                         separately with the Commission.






P.A. Nos. 2022, 2023, 2024, 2025, 2026

Delta Air Lines, Inc.
6-1162-RLL-2245  Page 3




                         *This confidential information
                         has been omitted and filed
                         separately with the Commission.






P.A. Nos. 2022, 2023, 2024, 2025, 2026

Delta Air Lines, Inc.
6-1162-RLL-2245  Page 4


                         *This confidential information
                         has been omitted and filed
                         separately with the Commission.






P.A. Nos. 2022, 2023, 2024, 2025, 2026

Delta Air Lines, Inc.
6-1162-RLL-2245  Page 5


                         *This confidential information
                         has been omitted and filed
                         separately with the Commission.







P.A. Nos. 2022, 2023, 2024, 2025, 2026

Delta Air Lines, Inc.
6-1162-RLL-2245  Page 6




Very truly yours,

THE BOEING COMPANY


By  /s/R.B. Woodard
   ---------------------------------------

Its              President
   ---------------------------------------


ACCEPTED AND AGREED TO:

Date:      October 21, 1997
      ------------------------------------

DELTA AIR LINES, INC.


By   /s/ Leo F. Mullin
     -------------------------------------

Its  President and Chief Executive Officer
     -------------------------------------








P.A. Nos. 2022, 2023, 2024, 2025, 2026

[BOEING LETTERHEAD]

6-1162-RLL-2198

Delta Air Lines, Inc.
Hartsfield Atlanta International Airport
Atlanta, Georgia 30320

Subject:     *This confidential information has been omitted and filed
separately with the Commission.

Reference:   Purchase Agreement Nos. 2022, 2023, 2024, 2025, 2026 (the
             Agreements) between The Boeing Company (Boeing) and Delta Air
             Lines, Inc. (Customer) relating to Model 737-632/-732/-832,
             757-232, 767-332ER/-332, 767-432ER, and 777-232IGW Aircraft (the
             Aircraft).

                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.









P.A. Nos. 2022, 2023, 2024, 2025, 2026

Delta Air Lines, Inc.
6-1162-RLL-2198 Page 2




                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.






P.A. Nos. 2022, 2023, 2024, 2025, 2026

Delta Air Lines, Inc.
6-1162-RLL-2198 Page 3




                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.





P.A. Nos. 2022, 2023, 2024, 2025, 2026

Delta Air Lines, Inc.
6-1162-RLL-2198 Page 4




                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.








P.A. Nos. 2022, 2023, 2024, 2025, 2026

Delta Air Lines, Inc.
6-1162-RLL-2198 Page 5


                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.

Very truly yours,

THE BOEING COMPANY

By   /s/ R.B. Woodard
     -------------------------------------

Its      President
     -------------------------------------


ACCEPTED AND AGREED TO:

Date:         October 21                   , 1997
      ------------------------------------

DELTA AIR LINES, INC.

By   /s/ Leo F. Mullin
     -------------------------------------

Its  President and Chief Executive Officer
     -------------------------------------






P.A. Nos. 2022, 2023, 2024, 2025, 2026

                                    Table A

                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.

                                    Table A

                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.

                                    Table B

                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.

                                    Table B

                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.

[BOEING LETTERHEAD]

6-1162-RLL-2242

Delta Air Lines, Inc.
Hartsfield Atlanta International Airport
Atlanta, Georgia 30320

Subject:     1997 and 1998 Escalation Sharing

Reference:   Purchase Agreement Nos. 2022, 2023, 2024 and 2025 (the Purchase
             Agreements) between The Boeing Company (Boeing) and Delta Air
             Lines, Inc. (Customer) relating to Model 737-632/-732/-832,
             757-232, 767-332/332ER, and 767-432ER aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the AGTA and the Purchase Agreement.

1.       Escalation Sharing Commitment.

         Boeing agrees to share one-half of the escalation up to a maximum of three (3) percent per year in each of the calendar years 1997 and 1998 (the Sharing Credit), as set forth in paragraph 2 below, for any of the Aircraft scheduled to be delivered after December 31, 1996. For the purpose of this Letter Agreement such Aircraft are referred to as "Eligible Aircraft".

All escalation calculations under this Letter Agreement will be made in accordance with Exhibit D to the AGTA entitled "Escalation Adjustment Airframe and Optional Features" (Exhibit D), using actual escalation indices published for the applicable period. The Sharing Credit, if applicable, will be provided as a credit memorandum taken against the Aircraft Price on the invoice at time of delivery of such Aircraft.

2.       Escalation Credit Memo.

         2.1         Aircraft Scheduled to be Delivered prior to 1997.

         No escalation sharing credit memorandum is provided for Aircraft scheduled to be delivered prior to January 1, 1997.



P.A. Nos. 2022, 2023, 2024 and 2025

Delta Air Lines, Inc.
6-1162-RLL-2242 Page 2

         2.2         Eligible Aircraft Scheduled to be Delivered in 1997.

         At the time of delivery of each Eligible Aircraft scheduled to be delivered in 1997, Boeing will issue to Customer a credit memorandum (the 1997 Sharing Credit) equal to one-half of the difference between the airframe and optional features escalation amount calculated for an assumed December 1996 delivery month (the 1996 Base Month) and the escalation amount calculated for the actual month in 1997 the Aircraft is scheduled to be delivered. The total credit percentage will be limited to a maximum of three (3) percent.

The 1997 Sharing Credit will be determined as follows, utilizing the provisions of Exhibit D to establish the required escalation factors, including the provisions related to the rounding of the calculated factors to four decimal places:

(a) Determine the escalation factor for the 1996 Base Month and define such factor as "A".

(b) Determine the escalation factor for the actual month in 1997 that the Aircraft is scheduled to be delivered (the 1997 Actual Factor) and divide such 1997 Actual Factor by "A". If the resultant (i) is equal to or less than 1.0600, subtract 1.0000, divide by 2.0000 and add 1.0000 or (ii) is greater than 1.0600, subtract .0300. Define the resultant factor from either (i) or (ii) as "B".

(c) Determine the adjusted escalation factor for the month in 1997 the Aircraft is scheduled to be delivered by multiplying "A" times "B" (the 1997 Adjusted Factor). The 1997 Sharing Credit is determined by multiplying the Airframe Price and Optional Features Price times the difference between the 1997 Adjusted Factor and the 1997 Actual Factor.

         2.3         Eligible Aircraft Scheduled to be Delivered in 1998.

         At the time of delivery of each Eligible Aircraft scheduled to be delivered in 1998, Boeing will issue to Customer a credit memorandum (the 1998 Sharing Credit) equal to (i) an amount calculated pursuant to paragraph 2.2 above as if the actual month in 1997 the Aircraft is scheduled to deliver is December 1997 plus (ii) one-half of the difference between the airframe and optional features escalation amount calculated for such assumed December 1997 delivery month (the 1997 Base Month) and the amount calculated for the actual month in 1998 the Aircraft is scheduled to be delivered. The total credit percentage will be limited to a maximum of three (3) percent.

The 1998 Sharing Credit will be determined as follows, utilizing the provisions of Exhibit D to establish the required escalation factors, including the provisions related to the rounding of the calculated factors to four decimal places:



P.A. Nos. 2022, 2023, 2024 and 2025

Delta Air Lines, Inc.
6-1162-RLL-2242 Page 3




(a) Determine the escalation factor for both the 1996 Base Month (the 1996 Base Factor) and the 1997 Base Month (the 1997 Base Factor) and divide such 1997 Base Factor by such 1996 Base Factor. If the resultant (i) is equal to or less than 1.0600, subtract 1.0000, divide by 2.0000 and add
        1.0000 or (ii) is greater than 1.0600, subtract .0300. Define the resultant factor from either (i) or (ii) as "B".

(b) Determine the escalation factor for the actual month in 1998 that the Aircraft is scheduled to be delivered (the 1998 Actual Factor) and divide such factor by the 1997 Base Factor. If the resultant (i) is equal to or less than 1.0600, subtract 1.0000, divide by 2.0000 and add
        1.0000 or (ii) is greater than 1.0600, subtract .0300. Define the resultant factor from either (i) or (ii) as "C".

(c) Determine the adjusted escalation factor for the actual month in 1998 the Aircraft is scheduled to be delivered by multiplying "A" times "B" times "C" (the 1998 Adjusted Factor). The 1998 Sharing Credit is determined by multiplying the airframe and optional features escalation amount times the difference between the 1998 Adjusted Factor and the 1998 Actual Factor.

         2.4         Eligible Aircraft Scheduled to be Delivered after 1998.

         At the time of delivery of each Eligible Aircraft scheduled to be delivered after calendar year 1998, Boeing will issue to Customer a credit memorandum (the Post-1998 Sharing Credit) equal to an amount calculated pursuant to paragraph 2.3 above as if the actual month in 1998 the Aircraft is scheduled to be delivered is December 1998, plus (ii) the airframe and optional features escalation amount calculated for such assumed December 1998 delivery month (the 1998 Base Month) and the amount calculated for the actual month the Aircraft is scheduled to be delivered.

The Post-1998 Sharing Credit will be determined as follows, utilizing the provisions of Exhibit D to establish the required escalation factors, including the provisions related to the rounding of the calculated factors to four decimal places:

(a) Determine the escalation factor for both the 1996 Base Month (the 1996 Base Factor) and the 1997 Base Month (the 1997 Base Factor) and divide such 1997 Base Factor by such 1996 Base Factor. If the resultant (i) is equal to or less than 1.0600, subtract 1.0000, divide by 2.0000 and add
        1.0000 or (ii) is greater than 1.0600, subtract .0300. Define the resultant factor from either (i) or (ii) as "B".

(b) Determine the escalation factor for the 1998 Base Month (the 1998 Base Factor) and divide such 1998 Base Factor by the 1997 Base Factor. If the


P.A. Nos. 2022, 2023, 2024 and 2025

Delta Air Lines, Inc.
6-1162-RLL-2242 Page 4


        resultant (i) is equal to or less than 1.0600, do not adjust the factor or (ii) is greater than 1.0600, subtract .0300. Define the resultant factor from either (i) or (ii) as "C".

(c) Determine the escalation factor for the actual month after 1998 that the Aircraft is scheduled to be delivered (the Post-1998 Actual Factor) and divide such factor by the 1998 Base Factor. Define the resultant factor as "D".

(d) Determine the adjusted escalation factor for the actual month after 1998 the Aircraft is scheduled to be delivered by multiplying "A" times "B" times "C" times "D" (the Post-1998 Adjusted Factor). The Post-1998 Sharing Credit is determined by multiplying the Airframe Price and Optional Features Price times the difference between the Post-1998 Adjusted Factor and the Post-1998 Actual Factor.

3.       Revision of Advance Payment Base Price.

         The Advance Payment Base Prices set forth in Table 1 for each Eligible Aircraft reflect the above escalation sharing formulation.



P.A. Nos. 2022, 2023, 2024 and 2025

Delta Air Lines, Inc.
6-1162-RLL-2242 Page 5


4.           Credits Expressed as a Percentage.

             It is agreed that any credit memoranda specified in Letter Agreements Numbers, 6-1162-RLL-2234 which is expressed as a percentage or subject to escalation per the provisions of Exhibit D, will be based on the Airframe Price escalated per the escalation provisions set forth in Exhibit D as adjusted by utilizing the escalation sharing calculations set forth in this Letter Agreement.

Very truly yours,

THE BOEING COMPANY

By  /s/ R.B. Woodard
    -------------------------------------

Its     President
    -------------------------------------

ACCEPTED AND AGREED TO:

Date:   October 21           , 1997
      -----------------------

DELTA AIR LINES, INC.

By   /s/ Leo F. Mullin
    -------------------------------------

Its President and Chief Executive Officer
    -------------------------------------


P.A. Nos. 2022, 2023, 2024 and 2025

[BOEING LETTERHEAD]

6-1162-RLL-2243


Delta Air Lines, Inc.
Hartsfield Atlanta International Airport
Atlanta, Georgia 30320


Subject:          *This confidential information has been omitted and filed
separately with the Commission.

Reference:        Purchase Agreement Nos. 2022, 2023, 2024, 2025, and 2026 (the
                  Purchase Agreements) between The Boeing Company (Boeing) and
                  Delta Air Lines Inc. (Customer) relating to Model
                  737-632/-732/-832, (737 Aircraft), 757-232, (757 Aircraft),
                  767-332(767-332 Aircraft), 767-332ER (767-332ER Aircraft),
                  767-432ER, (767-432ER Aircraft) and 777-232IGW aircraft (777
                  Aircraft)

This Letter Agreement amends and supplements the Purchase Agreements. All terms used but not defined in this Letter Agreement have the same meaning as in the AGTA and the Purchase Agreements.




                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.



P.A. Nos. 2022, 2023, 2024, 2025 and 2026

Delta Air Lines, Inc.
6-1162-RLL-2243  Page 2






                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.



P.A. Nos. 2022, 2023, 2024, 2025 and 2026

Delta Air Lines, Inc.
6-1162-RLL-2243  Page 3






                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.






Very truly yours,

THE BOEING COMPANY


By  /s/ R. B. Woodard
  ---------------------------------------------

Its             President
   ------------------------------------------

ACCEPTED AND AGREED TO:

Date:       October 21      , 1997
      ----------------------

DELTA AIR LINES, INC.


By   /s/ Leo F. Mullin
  ---------------------------------------------

Its  President and Chief Executive Officer
    ---------------------------------------


P.A. Nos. 2022, 2023, 2024, 2025 and 2026

[BOEING LETTERHEAD]

6-1162-RLL-2241


Delta Air Lines, Inc.
Hartsfield Atlanta International Airport
Atlanta, Georgia 30320


Subject:   *This confidential information has been omitted and filed separately with the Commission.

Reference: Purchase Agreement Nos. 2022, 2024, 2025 and 2026 (the Purchase
           Agreements) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-632/-732/-832, 767-332ER/332,
           767-432ER and 777-232IGW aircraft (the Aircraft)


This Letter Agreement amends and supplements the Purchase Agreements. All terms used but not defined in this Letter Agreement have the same meaning as in the AGTA and the Purchase Agreements.

                         *This confidential information
                         has been omitted and filed
                         separately with the Commission.









P.A. Nos. 2022, 2024, 2025 and 2026

Delta Air Lines, Inc.
6-1162-RLL-2241   Page 2



                         *This confidential information
                         has been omitted and filed
                         separately with the Commission.


Very truly yours,

THE BOEING COMPANY


By  /s/ R. B. Woodard
    -------------------------------------------------------

Its                      President
   --------------------------------------------------------

ACCEPTED AND AGREED TO:

Date:          October 21            , 1997
      -------------------------------
DELTA AIR LINES, INC.


By   /s/ Leo F. Mullin
  ---------------------------------------------------------
Its  President and Chief Executive Officer
    -------------------------------------------------------






P.A. Nos. 2022, 2024, 2025 and 2026

[BOEING LETTERHEAD]

6-1162-RLL-2244

Delta Air Lines, Inc.
Hartsfield Atlanta International Airport
Atlanta,  Georgia 30320

Subject:   *This confidential information has been omitted and filed separately with the Commission.

Reference: Purchase Agreement Nos. 2022, 2024 and 2025, (the Agreements) between
           The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-632/-732/-832, 767-332ER/-332 and 767-432ER
           (the Aircraft)

This Letter Agreement amends and supplements the Agreements. All terms used but not defined in this Letter Agreement have the same meaning as in the AGTA and the Purchase Agreements.


1. *This confidential information has been omitted and filed separately with the Commission.



Very truly yours,

THE BOEING COMPANY


By   /s/ R. B. Woodard
  -----------------------------------------------
Its                      President
   ----------------------------------------------

ACCEPTED AND AGREED TO:

Date:          October 21            , 1997
      -------------------------------
DELTA AIR LINES, INC.


By   /s/ Leo F. Mullin
   -----------------------------------------------
Its  President and Chief Executive Officer
    ----------------------------------------------





P.A. Nos. 2022, 2024,and 2025

[BOEING LETTERHEAD]

6-1162-RLL-2247


Delta Air Lines, Inc.
Hartsfield Atlanta International Airport
Atlanta, Georgia 30320

Subject: *This confidential information has been omitted and filed separately with the Commission.

Reference: Purchase Agreement No. 2022, 2023, 2024, 2025,and 2026 (the Purchase
     Agreements) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-632/-732/-832, 757-232, 767-332/-332ER,
     767-432ER and 777-232IGW aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreements. All terms used but not defined in this Letter Agreement have the same meaning as in the AGTA and the Purchase Agreements.



                         *This confidential information
                         has been omitted and filed
                         separately with the Commission.







P.A. Nos. 2022, 2023, 2024, 2025 and 2026

Delta Air Lines, Inc.
6-1162-RLL-2247   Page  2


                         *This confidential information
                         has been omitted and filed
                         separately with the Commission.










P.A. Nos. 2022, 2023, 2024, 2025 and 2026

Delta Air Lines, Inc.
6-1162-RLL-2247   Page  3


                         *This confidential information
                         has been omitted and filed
                         separately with the Commission.





Very truly yours,

THE BOEING COMPANY


By   /s/ R. B. Woodard
  -----------------------------------------------

Its                      President
     --------------------------------------------

ACCEPTED AND AGREED TO:

Date:         October 21             , 1997
      -------------------------------
DELTA AIR LINES, INC.


By   /s/ Leo F. Mullin
    ---------------------------------------------
Its  President and Chief Executive Officer
     --------------------------------------------









P.A. Nos. 2022, 2023, 2024, 2025 and 2026

[BOEING LETTERHEAD]

6-1162-RLL-2251


Delta Air Lines, Inc.
Hartsfield Atlanta International Airport
Atlanta, Georgia 30320

Subject: *This confidential information has been omitted and filed separately with the Commission.

Reference:        Purchase Agreement Nos. 2022, 2023, 2024, 2025, 2026 (the
                  Purchase Agreements) between The Boeing Company (Boeing) and
                  Delta Air Lines, Inc. (Customer) relating to Model
                  737-632/-732/-832, 757-232, 767-332ER/-332, 767-432ER,
                  777-232IGW aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreements. All terms used but not defined in this Letter Agreement have the same meaning as in the AGTA and the Purchase Agreements




                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.














P.A. Nos. 2022, 2023, 2024, 2025 and 2026

Delta Air Lines, Inc.
6-1162-RLL-2251  Page 2



                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.






Very truly yours,

THE BOEING COMPANY


By   /s/ R. B. Woodard
   ---------------------------------------
Its        President
    --------------------------------------

ACCEPTED AND AGREED TO:

Date:       October 21            , 1997
      ---------------------------

DELTA AIR LINES, INC.


By   /s/ Leo F. Mullin
   ---------------------------------------

Its  President and Chief Executive Officer
    --------------------------------------










P.A. Nos. 2022, 2023, 2024, 2025 and 2026

[BOEING LETTERHEAD]

6-1162-RLL-2147


Delta Air Lines, Inc.
Hartsfield Atlanta International Airport
Atlanta,  Georgia 30320

Subject: *This confidential information has been omitted and filed separately with the Commission.

Reference:        Purchase Agreement No. 2022 (the Purchase Agreement) between
                  The Boeing Company (Boeing) and Delta Air Lines, Inc.
                  (Customer) relating to Model 737-632/-732/-832 aircraft (the
                  Aircraft)

This Letter Agreement amends the Purchase Agreement and Exhibit C of the AGTA. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement and AGTA.




                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.












P.A. No. 2022

Delta Air Lines, Inc.
6-1162-RLL-2147  Page 2





                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.


























P.A. No. 2022

Delta Air Lines, Inc.
6-1162-RLL-2147  Page 3




                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.




























P.A. No. 2022

Delta Air Lines, Inc.
6-1162-RLL-2147  Page 4




                         *This confidential information
                         has been omitted and filed
                         separately with the Commission.




































P.A. No. 2022

Delta Air Lines, Inc.
6-1162-RLL-2147  Page 5





                         *This confidential information
                         has been omitted and filed
                         separately with the Commission.






























P.A. No. 2022

Delta Air Lines, Inc.
6-1162-RLL-2147  Page 6





                         *This confidential information
                         has been omitted and filed
                         separately with the Commission.
























P.A. No. 2022

Delta Air Lines, Inc.
6-1162-RLL-2147  Page 7


                  4.1.2 If the Program is determined to be non-compliant, Customer will, upon request, submit to Boeing sufficient information reasonably required by Boeing to allow Boeing:

         (a) To verify cost elements of the Actual Maintenance Cost as defined in paragraph 3.4,

         (b) To verify the Fleet, Fleet Hours, and the Actual Average Flight Time per flight,

         (c)      To analyze the problems causing such non-compliance,

         (d)      To develop, when required, appropriate remedial action.

                  4.1.3 All reports submitted to Boeing will be addressed to the attention of:

         Director - Product Assurance Contracts
         Boeing Commercial Airplane Group
         P.O. Box 3707  Mail Stop 76-02
         Fax: 206-237-1706
         Seattle, Washington  98124-2207

         4.2      Boeing's Obligation under the Program.

                  4.2.1 Boeing will report to Customer within 30 days after receiving Customer's report for each Reporting Period, the following data for that Reporting Period (see Attachment C):

         (a)      Target Maintenance Cost,
         (b)      Cumulative Average Target Maintenance Cost,
         (c) Actual Maintenance Cost (as adjusted for the amount of Subcontracted Maintenance),
         (d)      Cumulative Average Actual Maintenance Cost,
         (e)      Material price inflation factor,

                  4.2.2 At Customer's request, Boeing will provide Customer sufficient information to verify the data described in paragraph 4.2.1 and the calculations used to produce that data.









P.A. No. 2022

Delta Air Lines, Inc.
6-1162-RLL-2147  Page 8


                  4.2.3 All reports submitted to Customer will be addressed to the attention of:

Delta Air Lines, Inc.
Technical Operations Division Controller
Department 217
P.O. Box 20706
Atlanta, GA 30320

         4.3      Corrective Action.

                  If the Program is non-compliant under paragraph 3.5 and Customer provides its reports to Boeing pursuant to paragraph 4.1, then Boeing will:

                  4.3.1. Facilitate a meeting with the Customer to determine the exact problem(s) causing the increase in cost and

                  4.3.2. Within forty-five (45) days from the date of the meeting, produce a plan to investigate and resolve the possible causes of noncompliance determined in the meeting with the intent to minimize the time required to implement the corrective action.

                  4.3.3. Provide technical assistance to Customer in the form of analysis and recommendations of a kind and nature which Boeing determines to be best suited for reducing Actual Maintenance Cost.

                  4.3.4. If necessary, initiate a design review of the systems, accessories, equipment or parts determined by Boeing and Customer to be the primary cause of the non compliance and, when in Boeing's judgment a redesign is indicated as a technically and economically practicable means of attaining Program compliance, Boeing will, with Customer's concurrence, redesign or cause the redesign of such items, and

                  4.3.5. If such redesign results in retrofit kits being offered by Boeing or Boeing's suppliers, Boeing will provide such kits or cause such kits to be provided at no charge to Customer. Such retrofit kits will be provided as soon as practical, considering reasonable design and manufacturing lead times. Boeing will also reimburse, at Boeing's then existing Warranty labor rate, Customer's reasonable direct labor costs for incorporation of any such kit manufactured to Boeing's, or Boeing's supplier's, detailed design. Such reimbursement will be provided pursuant to Exhibit C, Product Assurance Document, of the AGTA.













P.A. No. 2022

Delta Air Lines, Inc.
6-1162-RLL-2147  Page 9


         4.3.6. *This confidential information has been omitted and filed separately with the Commission.






5.       Corrective Action Conditions and Limitations.

         5.1 If, with the intent of reducing Covered Maintenance Costs, Boeing or any supplier issues service bulletins, service letters or other written instructions or offers no-charge retrofit kits ("Correction"), Customer will comply with such instructions or install such kits within a period of 240 days after issuance of such instructions or receipt of such kits, at Customer's facility, or such longer period as may be mutually agreed by the parties. If Customer is otherwise required to complete the Correction and does not do so in accordance with requirements of this paragraph, all airframe maintenance costs which Boeing reasonably determines would have been eliminated if such Correction had been incorporated, will be subtracted from the Actual Maintenance Costs reported after expiration of such requirements.

         5.2 Customer will promptly notify Boeing in writing of any variations in its maintenance cost accounting system or procedures which would have a materiel affect on Customer's reported Actual Maintenance Costs. Boeing will have the right to make adjustments to the Cumulative Average Target Maintenance Cost to reflect the effect of any such variations.

         5.3 Upon reasonable notice to Customer, Boeing will have the right to audit all Actual Maintenance Costs reported by Customer, as well as the maintenance practices and procedures related thereto during the Program Term. Boeing will also have the right to disapprove costs it deems improperly reported. Boeing will provide Customer written notification of its disapproval of any such costs, and if Customer does not provide proof that such costs are properly chargeable within 60 days after such notification, Boeing's disapproval will be deemed final and conclusive and Boeing may deduct such costs from the computation of Actual Maintenance Costs.



















P.A. No. 2022

Delta Air Lines, Inc.
6-1162-RLL-2147  Page 10



         5.4 Upon reasonable notice to Customer, Boeing may inspect Customer's maintenance facilities, programs and procedures. If Boeing recommends in writing reasonable changes to Customer's maintenance programs and procedures which would reduce Actual Maintenance Costs and Customer does not implement such changes or Customer delays implementing such changes beyond the period set forth in paragraph 5.1, Boeing will have the right to adjust the Actual Maintenance Costs that have been reported to deduct the increased maintenance costs which Boeing estimates resulted from Customer's failure or delay in implementing such changes.

         5.5      The Actual Maintenance Cost will not include the following:

                  (a) Costs arising from loss of, or damage to, any Covered Aircraft, or any system, accessory, equipment or part thereof.

                  (b) Any taxes, duties, tariffs, surcharges, transportation, insurance interest or overhead.

                  (c) The cost of initial or sustaining spare parts or the depreciation of such spare parts; costs resulting from any modification to the Covered Aircraft or any system, equipment, accessory or part thereof other than modifications described under paragraphs 4.3.5 and 5.1 herein.

                  (d) Costs resulting from the negligent acts or omissions of Customer.

                  (e) Costs resulting from the failure to comply with Boeing's or Boeing's suppliers' applicable written instructions for the operation, service, maintenance or overhaul of any Covered Aircraft, or any system, accessory, equipment or part thereof.

                  (f)      Costs attributable to loss of use, revenue or profit.

                  (g)      Costs of consumable fluids, including fuel.

                  (h) Costs due to acts of God, war, armed hostilities, riots, fires, floods, earthquakes or serious accidents, Governmental acts or failure to act affecting materials, facilities or Aircraft needed for the maintenance of Covered Aircraft.
















P.A. No. 2022

Delta Air Lines, Inc.
6-1162-RLL-2147  Page 11



                  (i) Costs due to strikes or labor troubles causing cessation, slowdown or interruption of work related to the maintenance of Covered Aircraft.

                  (j) Costs resulting from failure of or delay in transportation or inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts needed for the maintenance of Covered Aircraft.

                  (k) Amounts for any part provided by Boeing or Boeing's suppliers to Customer at no charge.

                  (l) Amounts equal to the difference between the reported price for any part and the reduced price for such part as provided by Boeing or Boeing's suppliers to Customer.

                  (m) Amounts related to any warranty, maintenance cost guarantee, or similar agreement, for which there is a credit memorandum or other payment scheme, established in Customer's favor, and issued by Boeing or Boeing's suppliers to Customer.

         5.6 The program will be suspended if during any Period the average utilization for the Covered Aircraft is less than 2,000 flight hours. The Program will resume on the first day of any subsequent Reporting Period during which the average utilization for the Covered Aircraft exceeds that set forth above. The Cumulative Average Reporting Cost as of any Reporting Period during the Program Term will exclude all Actual Maintenance Cost and Fleet Hours accumulated during any Reporting Period in which the program was suspended as provided above. The program will not be extended to reflect any period wherein it was suspended.

         5.7 At Boeing's request, Customer will assign to Boeing, any of Customer's rights against the manufacturer of any equipment, accessory or part installed in the Covered Aircraft as Boeing may reasonably require to fulfill its obligations with respect to any corrective action provided by Boeing hereunder.

         5.8 THIS LETTER AGREEMENT AND THE RIGHTS AND REMEDIES OF CUSTOMER AND OBLIGATIONS OF BOEING HEREIN ARE SUBJECT TO THE DISCLAIMER AND RELEASE, AND EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES PROVISIONS OF EXHIBIT C, PRODUCT ASSURANCE DOCUMENT, OF THE AGTA.












P.A. No. 2022

Delta Air Lines, Inc.
6-1162-RLL-2147  Page 12


If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.


Very truly yours,

THE BOEING COMPANY


By   /s/ R. B. Woodard
   -----------------------------------

Its             President
   -----------------------------------


ACCEPTED AND AGREED TO:

Date:       October 21         , 1997
      -------------------------

DELTA AIR LINES, INC.


By   /s/ Leo F. Mullin
   ---------------------------------------------

Its  President and Chief Executive Officer
   -----------------------------------------

Attachments
















P.A. No. 2022

Delta Air Lines, Inc.
Attachment A to
6-1162-RLL-2147  Page 1




                           Attachment A - Adjustments

For each reporting period, Boeing will calculate Target Maintenance Costs by revising the Projected Target Maintenance Cost to reflect actual data for the following parameters:

Material Price Inflation

Material prices will be adjusted using Producer Price Indexes as defined below. The Target Material Cost for a Reporting Period will be calculated by multiplying the projected target material cost by the ratio of the average index for the Reporting Period to the index related to the projected target material cost.

The measure of material price inflation will be the Producer Price Index for "Aircraft Parts and Auxiliary Equipment, n.e.c." (Standard Industrial Classification Code 3728). This index will be obtained from the publication "Producer Prices and Price Indexes" published by the U.S. Department of Labor, Bureau of Labor Statistics or any comparable successor publication published by the U.S. Department of Labor, Bureau of Labor Statistics or any comparable successor agency.

Labor Cost

The projected target labor cost will be adjusted to reflect Customer's actual Labor Cost. The Target Labor Cost will be calculated by multiplying the Projected Target Labor Cost by the ratio of Customer's then-current Labor Rate to the Labor Rate used to calculate the projected target labor cost for that Reporting Period.

Airframe Maintenance Performed by Others (Subcontracted Maintenance)

The Projected Target Material Cost and Projected Target Labor Cost assume that Subcontracted Maintenance will be no more than the Cumulative Average Reported Cost as of any reporting period. If Subcontracted Maintenance amounts to more than the Cumulative Average Actual Maintenance Cost as of any reporting period, Boeing reserves the right to revise the Target Material Cost and Target Labor Cost for that Reporting Period accordingly.

To adjust Subcontracted Maintenance to Customer's equivalent direct labor and direct material costs, Subcontracted Maintenance will be reduced by TBD percent before it is distributed to Direct Labor and Direct Material.











P.A. No. 2022

Delta Air Lines, Inc.
Attachment A to
6-1162-RLL-2147  Page 2


Covered Aircraft

The Projected Target Maintenance Costs are based on the number of Covered Aircraft. If the number of Covered Aircraft changes during any Reporting Period, Boeing reserves the right to incorporate such change when calculating the Target Maintenance Costs for that Reporting Period.

Delivery Schedule

The Projected Target Maintenance Costs are based on the delivery schedule of Covered Aircraft as described in Article 2 of the Purchase Agreement. If the delivery schedule for the Covered Aircraft changes during any Reporting Period, Boeing reserves the right to incorporate such change when calculating the Target Maintenance Costs for that Reporting Period.

Average Flight Time

If the Actual Average Flight Time (AAFT) for any Reporting Period differs from the Projected Average Flight Time (PAFT) of * hours, the Target Material Cost
(TMC) and Target Labor Cost (TLC) for that reporting period will be adjusted as follows:

                                                      .65  +
              TMC for AAFT = TMC for PAFT X           AAFT   .35
                                                      ----------
                                                      .65  +
                                                      PAFT   .35


                                                      .54  +
              TLC for AAFT = TLC for PAFT X           AAFT   .46
                                                      ----------
                                                      .54  +
                                                      PAFT   .46

Note: The adjustment formula set forth above is obtained from the publication "Airframe Maintenance Analysis of IATA PPM (Production Performance Measurements) Maintenance Cost Data".

Utilization

         *This confidential information as been omitted and filed separately with the Commission.









P.A. No. 2022

Delta Air Lines, Inc.
Attachment A to
6-1162-RLL-2147  Page 3



Covered Aircraft Configuration

The Target Maintenance Cost set forth in this Program is based on the configuration for the Covered Aircraft as set forth in Exhibit A to the Purchase Agreement. Such Target Maintenance Cost may be adjusted by Boeing to appropriately reflect any changes to the actual configuration of the Covered Aircraft at the time of delivery thereof to Customer. Adjustments to such Target Maintenance Cost may also be made at any time during the Program Term to reflect any additional changes in the configuration of the Covered Aircraft.























P.A. No. 2022

Delta Air Lines, Inc.
Attachment B to
6-1162-RLL-2147  Page 1



To:        Director - Product Assurance Contracts
           Boeing Commercial Airplane Group
           P.O. Box 3707   Mail Stop 76-02
           Fax: 206-237-1706
           Seattle, Washington  98124-2207

Subject: Letter Agreement No. 6-1162-RLL-2147 to Purchase Agreement No. 2022 Airframe Maintenance Cost Protection Program

Reported herein are certain data required under paragraph 4.1.1 of the referenced Letter Agreement.

Reporting Period No.
                     ---------

Beginning date           ending date
               ---------             ----------

Currency of the costs shown below:
                                   ------------

                                  Direct          Direct       Subcontracted
               Actual             Labor          Material       Maintenance
         Maintenance Costs     (total cost)    (total cost)     (total cost)
--------------------------------------------------------------------------------
Scheduled
Maintenance
--------------------------------------------------------------------------------
Non-Scheduled Maintenance
--------------------------------------------------------------------------------
Repair &
Overhaul
--------------------------------------------------------------------------------
Modifications
(ref. para.
4.3 & 5.1)
--------------------------------------------------------------------------------
Total

The above labor costs are exclusive of time consumed by employees while waiting for work, traveling to or from work, training, vacation, sick leave, or in any other similar absences from the actual maintenance work. The above material costs exclude all costs described in paragraph 5 of the referenced Letter Agreement.

 Average per        Average per              Average             Total per
   manhour             flight               number of             aircraft
  Labor Rate        Flight Time         Covered Aircraft        Flight Hours
--------------------------------------------------------------------------------


















P.A. No. 2022

Delta Air Lines, Inc.
Attachment B to
6-1162-RLL-2147  Page 2


The above labor rate excludes all fringe benefits, premium time allowances, social charges, business taxes and the like.

DELTA AIR LINES, INC.


By                                            Date
      ----------------------------                 --------------------------
Its
      ----------------------------
















P.A. No. 2022

Delta Air Lines, Inc.
Attachment C to
6-1162-RLL-2147  Page 1




To:         DELTA AIR LINES, INC.

Subject: Letter Agreement No. 6-1162-RLL-2147 to Purchase Agreement No. 2022 Airframe Maintenance Cost Protection Program


Reported herein are certain data required under paragraph 4.2.1 of the referenced Letter Agreement.

Reporting Period No.
                     -------
Beginning date           ending date
               ---------             ---------

Costs as reported by Customer /in foreign currency/:


               Actual            Direct            Direct         Subcontracted
         Maintenance Costs       Labor            Material        Maintenance
--------------------------------------------------------------------------------
Scheduled
Maintenance
--------------------------------------------------------------------------------
Non-Scheduled
Maintenance
--------------------------------------------------------------------------------
Repair &
Overhaul
--------------------------------------------------------------------------------
Modifications

Customer's costs with adjusted Subcontracted Maintenance (per Attachment B of the referenced Letter Agreement) in U.S. dollars.

          Actual            Direct     Direct     Subcontracted   Subcontracted
    Maintenance Costs       Labor     Material       Labor           Material
--------------------------------------------------------------------------------
Scheduled
Maintenance
--------------------------------------------------------------------------------
Non-Scheduled
Maintenance
--------------------------------------------------------------------------------
Repair &
Overhaul
--------------------------------------------------------------------------------
Modifications
--------------------------------------------------------------------------------
Total
















P.A. No. 2022

Delta Air Lines, Inc.
Attachment A to
6-1162-RLL-2147  Page 2


Actual Costs and Target Costs (per Attachment B of the referenced Letter Agreement) /in U.S. dollars/.

                                  Reporting      Reporting       Reporting     Reporting       Reporting
                                   Period 1       Period 2        Period 3      Period 4        Period 5
-----------------------------------------------------------------------------------------------------------
Year dollars
-----------------------------------------------------------------------------------------------------------
Actual Labor
-----------------------------------------------------------------------------------------------------------
Actual Material
-----------------------------------------------------------------------------------------------------------
Actual Maintenance Cost
-----------------------------------------------------------------------------------------------------------
Fleet Hours
-----------------------------------------------------------------------------------------------------------
Cumulative Actual
Maintenance Cost
-----------------------------------------------------------------------------------------------------------
Number of Covered Aircraft
-----------------------------------------------------------------------------------------------------------
Currency Exchange factor
-----------------------------------------------------------------------------------------------------------
Per man-hour Labor Rate
-----------------------------------------------------------------------------------------------------------
Material Inflation factor
-----------------------------------------------------------------------------------------------------------
Average Flight Time
-----------------------------------------------------------------------------------------------------------
Target Labor Cost
-----------------------------------------------------------------------------------------------------------
Target Material Cost
-----------------------------------------------------------------------------------------------------------
Target Maintenance Cost
-----------------------------------------------------------------------------------------------------------
Cumulative Target
Maintenance Cost

As of this Reporting Period, the Program is in compliance:

Yes    [ ]       No      [ ]


Very truly yours,

THE BOEING COMPANY



Reported by
                  -------------------------
Its
                  -------------------------
Date
                  -------------------------












P.A. No. 2022

[BOEING LETTERHEAD]

6-1162-RLL-2191


Delta Air Lines, Inc.
Hartsfield Atlanta International Airport
Atlanta, Georgia 30320


Subject:          Multiple Aircraft Operating Weights

Reference:        Purchase Agreement No. 2022 (the Purchase Agreement) between
                  The Boeing Company (Boeing) and Delta Air Lines, Inc.
                  (Customer) relating to Model 737-632/-732/-832 aircraft (the
                  Aircraft)


This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the AGTA and the Purchase Agreement.

In this Letter Agreement, the term "Aircraft" means all Model 737-632 or 737-732 or 737-832 aircraft purchased by Customer under the Purchase Agreement .



                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.



P.A. No. 2022

Delta Air Lines, Inc.
6-1162-RLL-2191 Page 2





                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.










P.A. No. 2022

Delta Air Lines, Inc.
6-1162-RLL-2191 Page 3



                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.



Very truly yours,

THE BOEING COMPANY


By  /s/ R. B. Woodard
   ---------------------------------------

Its             President
   ---------------------------------------


ACCEPTED AND AGREED TO:


Date:          October 21            , 1997
      -------------------------------

DELTA AIR LINES, INC.


By   /s/ Leo F. Mullin
   ---------------------------------------

Its  President and Chief Executive Officer
   ---------------------------------------



P.A. No. 2022

[BOEING LETTERHEAD]

6-1162-RLL-2233

Delta Air Lines, Inc.
Hartsfield Atlanta International Airport
Atlanta, Georgia 30320

Subject:          Aircraft Performance Guarantees

Reference:        Purchase Agreement No. 2022 (the Purchase Agreement) between
                  The Boeing Company (Boeing) and Delta Air Lines, Inc.
                  (Customer) relating to Model 737-632/-732/-832 aircraft (the
                  Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the AGTA and the Purchase Agreement.

Boeing agrees to provide Customer with the Performance Guarantees in Attachments A, B and C to this Letter Agreement. These guarantees are exclusive and expire upon Delivery of the Aircraft to Customer. Customer's remedies survive Delivery of the Aircraft.


Very truly yours,

THE BOEING COMPANY


By   /s/ R. B. Woodard
   ---------------------------------------

Its                President
   ---------------------------------------


ACCEPTED AND AGREED TO:

Date:        October 21              , 1997
      -------------------------------

DELTA AIR LINES, INC.


By   /s/ Leo F. Mullin
   ---------------------------------------

Its  President and Chief Executive Officer
   ---------------------------------------

Attachment



P.A. No. 2022

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 1



                      MODEL 737-632 PERFORMANCE GUARANTEES


                      SECTION           CONTENTS

                         1          *

                         2          *

                         3          *

                         4          *

                         5          *

                         6          *

                         7          *

                         8          *

                         9          *




                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.



B-B111-M97-0632C

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 2





1                        *




2                        *
2.1                      *







2.2                      *






2.3                      *


                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.




B-B111-M97-0632C

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 3






2.4                      *







2.5                      *








                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.






B-B111-M97-0632C

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 4






2.6                      *

2.6.1                    *








2.6.2                    *






2.6.3                    *






                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.





B-B111-M97-0632C

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 5






2.7                      *

2.7.1                    *





















                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.





B-B111-M97-0632C

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 6











                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.






B-B111-M97-0632C

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 7










                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.





B-B111-M97-0632C

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 8




  2.7.2 *This confidential information has been omitted and filed separately with the Commission.







B-B111-M97-0632C

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 9





  2.7.3 *This confidential information has been omitted and filed separately with the Commission.






B-B111-M97-0632C

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 10





  2.7.4 *This confidential information has been omitted and filed separately with the Commission.






B-B111-M97-0632C

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 11





  2.7.5 *This confidential information has been omitted and filed separately with the Commission.






B-B111-M97-0632C

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 12





  2.7.6 *This confidential information has been omitted and filed separately with the Commission.

















  2.7.7 *This confidential information has been omitted and filed separately with the Commission.




B-B111-M97-0632C

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 13





  2.7.8 *This confidential information has been omitted and filed separately with the Commission.





B-B111-M97-0632C

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 14





  2.7.9 *This confidential information has been omitted and filed separately with the Commission.







B-B111-M97-0632C

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 15





3                        *






4                        *

4.1                      *





4.2                      *

4.2.1                    *







4.2.2                    *


                  *This confidential information has been omitted and filed separately with the Commission.







B-B111-M97-0632C

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 16





  4.2.3 *This confidential information has been omitted and filed separately with the Commission.






B-B111-M97-0632C

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 17





  4.3 *This confidential information has been omitted and filed separately with the Commission.






B-B111-M97-0632C

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 18





  4.4 *This confidential information has been omitted and filed separately with the Commission.

















  4.5 *This confidential information has been omitted and filed separately with the Commission.







B-B111-M97-0632C

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 19





5                        *







6                        *

6.1                      *










6.2                      *






                  *This confidential information has been omitted and filed separately with the Commission.





B-B111-M97-0632C

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 20





7                        *

7.1                      *





7.2                      *






7.3                      *








7.4                      *



                  *This confidential information has been omitted and filed separately with the Commission.




B-B111-M97-0632C

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 21





7.5                      *





7.6                      *






7.7                      *








7.8                      *



                  *This confidential information has been omitted and filed separately with the Commission.





B-B111-M97-0632C

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 22





7.9                      *





7.10                     *








7.11                     *



                  *This confidential information has been omitted and filed separately with the Commission.




B-B111-M97-0632C

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 23





7.12                     *







8                        *

8.1                      *



8.2                      *





8.3                      *




8.4                      *




8.5                      *



                  *This confidential information has been omitted and filed separately with the Commission.





B-B111-M97-0632C

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 24





8.6                      *




8.7                      *





8.7.1                    *









8.7.2                    *




8.7.3                    *




8.7.4                    *


            *This confidential information has been omitted and filed
                         separately with the Commission.



B-B111-M97-0632C

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 25





8.7.5                    *







8.8                      *











8.9                      *




            *This confidential information has been omitted and filed
                         separately with the Commission.





B-B111-M97-0632C

Attachment A to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B22 Engines
Page 26





8.10                     *






8.11                     *





9                        *









            *This confidential information has been omitted and filed
                         separately with the Commission.





B-B111-M97-0632C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 1







                      MODEL 737-632 PERFORMANCE GUARANTEES


                  SECTION           CONTENTS

                         1          *

                         2          *

                         3          *

                         4          *

                         5          *

                         6          *

                         7          *

                         8          *

                         9          *




                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.



B-B111-M97-0633C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 2




1                        *




2                        *
2.1                      *







2.2                      *






2.3                      *


                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.








B-B111-M97-0633C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 3




2.4                      *







2.5                      *








                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.






B-B111-M97-0633C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 4






2.6                      *

2.6.1                    *








2.6.2                    *






2.6.3                    *




                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.





B-B111-M97-0633C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 5





2.7                      *

2.7.1                    *





















                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.






B-B111-M97-0633C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 6











                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.






B-B111-M97-0633C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 7










                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.







B-B111-M97-0633C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 8



  2.7.2 *This confidential information has been omitted and filed separately with the Commission.














B-B111-M97-0633C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 9




  2.7.3 *This confidential information has been omitted and filed separately with the Commission.









B-B111-M97-0633C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 10




  2.7.4 *This confidential information has been omitted and filed separately with the Commission.







B-B111-M97-0633C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 11



  2.7.5 *This confidential information has been omitted and filed separately with the Commission.








B-B111-M97-0633C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 12




  2.7.6 *This confidential information has been omitted and filed separately with the Commission.
















  2.7.7 *This confidential information has been omitted and filed separately with the Commission.







B-B111-M97-0633C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 13




  2.7.8 *This confidential information has been omitted and filed separately with the Commission.








B-B111-M97-0633C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 14




  2.7.9 *This confidential information has been omitted and filed separately with the Commission.







B-B111-M97-0633C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 15




3                        *






4                        *

4.1                      *





4.2                      *

4.2.1                    *







4.2.2                    *


                  *This confidential information has been omitted and filed separately with the Commission.






B-B111-M97-0633C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 16




  4.2.3 *This confidential information has been omitted and filed separately with the Commission.









B-B111-M97-0633C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 17




  4.3 *This confidential information has been omitted and filed separately with the Commission.







B-B111-M97-0633C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 18




  4.4 *This confidential information has been omitted and filed separately with the Commission.

















  4.5 *This confidential information has been omitted and filed separately with the Commission.







B-B111-M97-0633C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 19




5                        *







6                        *

6.1                      *










6.2                      *






                  *This confidential information has been omitted and filed separately with the Commission.





B-B111-M97-0633C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 20




7                        *

7.1                      *





7.2                      *






7.3                      *








7.4                      *



                  *This confidential information has been omitted and filed separately with the Commission.






B-B111-M97-0633C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 21




7.5                      *





7.6                      *






7.7                      *








7.8                      *



                  *This confidential information has been omitted and filed separately with the Commission.






B-B111-M97-0633C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 22




7.9                      *





7.10                     *








7.11                     *



                  *This confidential information has been omitted and filed separately with the Commission.





B-B111-M97-0633C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 23




7.12                     *







8                        *

8.1                      *



8.2                      *





8.3                      *




8.4                      *




8.5                      *



                  *This confidential information has been omitted and filed separately with the Commission.





B-B111-M97-0633C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 24



8.6                      *




8.7                      *





8.7.1                    *









8.7.2                    *




8.7.3                    *




8.7.4                    *


            *This confidential information has been omitted and filed
                         separately with the Commission.






B-B111-M97-0633C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 25




8.7.5                    *







8.8                      *











8.9                      *




            *This confidential information has been omitted and filed
                         separately with the Commission.





B-B111-M97-0633C

Attachment B to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B24 Engines
Page 26




8.10                     *






8.11                     *





9                        *









            *This confidential information has been omitted and filed
                         separately with the Commission.








B-B111-M97-0633C

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 1






                      MODEL 737-832 PERFORMANCE GUARANTEES


                  SECTION           CONTENTS

                         1          *

                         2          *

                         3          *

                         4          *

                         5          *

                         6          *

                         7          *

                         8          *

                         9          *



                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.




B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 2






1                        *




2                        *
2.1                      *







2.2                      *






2.3                      *


                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.





B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 3







2.4                      *







2.5                      *








                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.






B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 4







2.6                      *

2.6.1                    *








2.6.2                    *






2.6.3                    *






                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.







B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 5







2.7                      *

2.7.1                    *





















                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.






B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 6














                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.






B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 7








                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.






B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 8



  2.7.2 *This confidential information has been omitted and filed separately with the Commission.






B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 9




  2.7.3 *This confidential information has been omitted and filed separately with the Commission.









B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 10




  2.7.4 *This confidential information has been omitted and filed separately with the Commission.









B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 11




  2.7.5 *This confidential information has been omitted and filed separately with the Commission.









B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 12




  2.7.6 *This confidential information has been omitted and filed separately with the Commission.















B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 13




  2.7.7 *This confidential information has been omitted and filed separately with the Commission.











B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 14




  2.7.8 *This confidential information has been omitted and filed separately with the Commission.











B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 15



  2.7.9           *


















  2.7.10          *

                  *This confidential information has been omitted and filed separately with the Commission.







B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 16




  2.7.11 *This confidential information has been omitted and filed separately with the Commission.









B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 17




  2.7.12 *This confidential information has been omitted and filed separately with the Commission.









B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 18




3                        *






4                        *

4.1                      *





4.2                      *

4.2.1                    *







4.2.2                    *


                  *This confidential information has been omitted and filed separately with the Commission.





B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 19





  4.2.3 *This confidential information has been omitted and filed separately with the Commission.








B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 20




  4.3 *This confidential information has been omitted and filed separately with the Commission.







B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 21





  4.4 *This confidential information has been omitted and filed separately with the Commission.

















  4.5 *This confidential information has been omitted and filed separately with the Commission.





B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 22





5                        *







6                        *

6.1                      *










6.2                      *






                  *This confidential information has been omitted and filed separately with the Commission.






B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 23






7                        *

7.1                      *





7.2                      *






7.3                      *








7.4                      *



                  *This confidential information has been omitted and filed separately with the Commission.






B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 24





7.5                      *





7.6                      *






7.7                      *








7.8                      *



                  *This confidential information has been omitted and filed separately with the Commission.





B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 25





7.9                      *





7.10                     *








7.11                     *



                  *This confidential information has been omitted and filed separately with the Commission.






B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 26






7.12                     *







8                        *

8.1                      *



8.2                      *





8.3                      *




8.4                      *




8.5                      *



                  *This confidential information has been omitted and filed separately with the Commission.





B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 27





8.6                      *




8.7                      *





8.7.1                    *









8.7.2                    *




8.7.3                    *




8.7.4                    *


            *This confidential information has been omitted and filed
                         separately with the Commission.





B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 28





8.7.5                    *







8.8                      *











8.9                      *




            *This confidential information has been omitted and filed
                         separately with the Commission.






B-B111-M97-0634D

Attachment C to Letter Agreement
No. 6-1162-RLL-2233
CFM56-7B26 Engines
Page 29




8.10                     *






8.11                     *





9                        *









                  *This confidential information has been omitted and filed
                         separately with the Commission.







B-B111-M97-0634D

[BOEING LETTERHEAD]

6-1162-RLL-2240

Delta Air Lines, Inc.
Hartsfield Atlanta International Airport
Atlanta, Georgia 30320

Subject: *This confidential information has been omitted and filed separately with the Commission.

Reference:   Purchase Agreement No. 2022 (the Purchase Agreement) between The
             Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-632/-732/-832 aircraft (the Aircraft)


This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in AGTA and the Purchase Agreement.

                         *This confidential information
                         has been omitted and filed
                         separately with the Commission.


Very truly yours,

THE BOEING COMPANY


By  /s/ R. B. Woodard
    -------------------------------------------------

Its                      President
    -------------------------------------------------

ACCEPTED AND AGREED TO:

Date:          October 21            , 1997
     --------------------------------

DELTA AIR LINES, INC.


By   /s/ Leo F. .Mullin
    -------------------------------------------------

Its  President and Chief Executive Officer
    -------------------------------------------------
Attachment

                         *This confidential information
                           has been omitted and filed
                        separately with the Commission.




*

                                TABLE OF CONTENTS

                                                                                       Page
                                                                                      Number
                                                                                      ------

Article 1.                                           *                                  1-1
Article 2.                                           *                                  2-1
Article 3.                                           *                                  3-1
Article 4.                                           *                                  4-1
Article 5.                                           *                                  5-1
Article 6.                                           *                                  6-1
Article 7.                                           *                                  7-1
Article 8.                                           *                                  8-1
Article 9.                                           *                                  9-1
Article 10.                                          *                                  10-1
Article 11.                                          *                                  11-1
Article 12.                                          *                                  12-1
Article 13.                                          *                                  13-1
Article 14.                                          *                                  14-1
Article 15.                                          *                                  16-1


Article A                                            *                                  A-1
Article B                                            *                                  B-1
Article C                                            *                                  C-1
Article D                                            *                                  D-1


                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.











                                       (i)





*

                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.


































                                      (ii)


*

Article 1. *This confidential information has been omitted and filed separately with the Commission.







































                                       1-1



*

Article 2. *This confidential information has been omitted and filed separately with the Commission.







































                                       2-1


*

Article 3. *This confidential information has been omitted and filed separately with the Commission.





































                                       3-1


*

Article 4. *This confidential information has been omitted and filed separately with the Commission.







































                                       4-1


*

Article 5. *This confidential information has been omitted and filed separately with the Commission.







































                                       5-1


*

*This confidential information has been omitted and filed separately with the Commission.





































                                       5-2


*

*This confidential information has been omitted and filed separately with the Commission.





































                                       5-3


*

*This confidential information has been omitted and filed separately with the Commission.





































                                       5-4


*

Article 6. *This confidential information has been omitted and filed separately with the Commission.







































                                       6-1



*

Article 7. *This confidential information has been omitted and filed separately with the Commission.







































                                       7-1

*

*This confidential information has been omitted and filed separately with the Commission.







































                                       7-2

*

Article 8. *This confidential information has been omitted and filed separately with the Commission.







































                                       8-1

*

Article 9. *This confidential information has been omitted and filed separately with the Commission.







































                                       9-1

*

Article 10. *This confidential information has been omitted and filed separately with the Commission.







































                                      10-1

*

Article 11. *This confidential information has been omitted and filed separately with the Commission.







































                                      11-1

*

Article 12. *This confidential information has been omitted and filed separately with the Commission.







































                                      12-1

*

Article 13. *This confidential information has been omitted and filed separately with the Commission.







































                                      13-1

*

Article 14. *This confidential information has been omitted and filed separately with the Commission.







































                                      14-1

*

Article 15. *This confidential information has been omitted and filed separately with the Commission.







































                                      15-1

*

Exhibit A to
*





                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.

*

Exhibit A to
*





                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.

*

Exhibit B to
*





                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.

*

Attachment 1 to
Exhibit B to
*





                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.

































                                      B-1-1

*

Attachment 2 to
Exhibit B to
*





                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.

































                                      B-2-1

*

Attachment 2 to
Exhibit B to
*





                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.

































                                      B-2-2

*

Exhibit C to
*





                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.

*

Exhibit D to
*





                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.

*

Exhibit D to
*





                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.

*

Exhibit D to
*





                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.

*

[BOEING LETTERHEAD]

6-1162-RLL-2400

Delta Air Lines, Inc.
Hartsfield Atlanta International Airport
Atlanta, Georgia  30320

Subject:          Open Configuration Matters for the 737-632 and 737-732 Aircraft

Reference:        Purchase Agreement No. 2022 (the Purchase Agreement) between The Boeing
                  Company (Boeing) and Delta Air Lines, Inc. relating to Model 737-632/-732 aircraft (the Aircraft)


This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the AGTA and the Purchase Agreement.

1.           Configuration Discussions

             1.1 Configuration Schedule. In accordance with Article 4.2.2 of the AGTA Customer will advise Boeing 15 months prior to delivery of the first undefined, uncertified 737-632/-732 Aircraft. Following the 15 month notification by Customer, Boeing and Customer agree to establish a mutually agreeable schedule that will result in the completion of the final configuration of either a 737-632 or 737-732 on the fifteenth Business Day of the twelfth month prior to delivery of either a 737-632 or 737-732. In the discussions to establish the schedule, Customer and Boeing will develop a plan for identification, definition and selection by Customer of the Optional Features to be incorporated in Customer's Aircraft.

             1.2 Customer's Detail Specification.

The 737-632 and 737-732 Aircraft descriptions are as follows:

737-632 - Basic MTOW and thrust - Boeing 737-632 Configuration Specification D6-38808 revision F dated March 8, 1996, plus installation of CFM56-7B* engines with a MTOW of * pounds and thrust of * pounds.

737-632 - Maximum MTOW and thrust - Boeing 737-632 Configuration Specification D6-38808 revision F dated March 8, 1996, plus installation of CFM56-7B* engines with a MTOW of * pounds and thrust of * pounds.

737-732 - Basic MTOW and thrust - Boeing 737-732 Configuration Specification D6-38808 revision F dated March 8, 1996, plus installation of CFM56-7B* engines with a MTOW of * pounds and thrust of * pounds.

*This confidential information has been omitted and filed separately with the Commission.


P.A. No. 2022

Delta Air Lines, Inc.
6-1162-RLL-2400 Page 2



737-732 - Maximum MTOW and thrust - Boeing 737-732 Configuration Specification D6-38808 revision F dated March 8, 1996, plus installation of CFM56-7B* engines with a MTOW of * pounds and thrust of * pounds.

After Customer's selection of the Optional Features, Boeing will provide to Customer a Customer-unique configuration specification (Detail Specification). The Detail Specification will be comprised of the most recent version of the 737-600/-700 Configuration Specification developed by Boeing and the Optional Features agreed to be incorporated in the Aircraft by Boeing and Customer.

2.           Price

The Aircraft Basic Price for the 737-632 and 737-732 with the basic MTOW and thrust is:

Model                                             737-632                    737-732

Airframe Price                                       *                          *

Estimated Optional Features Price                    *                          *

Aircraft Basic Price                                 *                          *

BFE Estimate                                         *                          *


The Aircraft Basic Price for the 737-632 and 737-732 with the maximum MTOW and thrust is:

Model                                             737-632                    737-732

Airframe Price                                       *                          *

Estimated Optional Features                          *                          *
Price

MTOW Portion of                                      *                          *
Optional Features Price

Thrust Portion of                                    *                          *
Optional Features Price

Aircraft Basic Price                                 *                          *

BFE Estimate                                         *                          *



*This confidential information has been omitted and filed separately with the Commission.

P.A. No. 2022

Delta Air Lines, Inc.
6-1162-RLL-2400 Page 3



3.           Effect on Purchase Agreement.

             3.1 Exhibit A. Upon completion of the configuration discussions referred to in Article 1.1 above, Boeing will provide to Customer an Exhibit A-1 for the 737-632 and an Exhibit A-2 for the 737-732 defining the configuration of the 737-632 and 737-732 Aircraft.

             3.2 Tables . Tables 1, 2 and 3 to the Purchase Agreement will be provided to Customer reflecting acceptance of the Change Requests for the 737-632 and 737-732 Aircraft. Specifically, the Aircraft Basic Price and the Advance Payment Base Price of the Aircraft and the component parts of the Aircraft Basic Price and the Advance Payment Base Price will be included in such new Tables.

             3.3 Performance Guarantees. The aircraft performance guarantees in Letter Agreement No. 6-1162-RLL-2233 are based on an estimate of the effect of Optional Features. Customer acknowledges that such performance guarantees will be revised by Boeing to incorporate the effect of Customer's final selection of Optional Features.

4.           Purchase Agreement Amendment.

             Within 30 days after reaching agreement as to the final Aircraft Configuration, Boeing will provide Customer an amendment to the Purchase Agreement reflecting the effects of the configuration changes agreed to by the parties.


Very truly yours,

THE BOEING COMPANY


By /s/ R. B. Woodard
  -----------------------------------------

Its              President
   ----------------------------------------


ACCEPTED AND AGREED TO:

Date:          October 21            , 1997
      -------------------------------

DELTA AIR LINES, INC.


By /s/ Leo F. Mullin
  -----------------------------------------
Its President and Chief Executive Officer
   ----------------------------------------


P.A. No. 2022

[BOEING LETTERHEAD]

6-1162-RLL-2289


Delta Air Lines, Inc.
Hartsfield Atlanta International Airport
Atlanta, Georgia 30320

Subject:          *This confidential information has been omitted and filed separately with the
Commission.

Reference:        Purchase Agreement Nos. 2024 and 2025 (the Purchase Agreement) between The
                  Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to
                  Model 767-332ER/-332 and 767-432ER aircraft (the Aircraft).


This Letter Agreement amends and supplements the Purchase Agreements. All terms used but not defined in this Letter Agreement have the same meaning as in the AGTA and the Purchase Agreements.



                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.


Very truly yours,

THE BOEING COMPANY


By /s/ R. B. Woodard
  --------------------------------------------

Its             President
   -------------------------------------------


ACCEPTED AND AGREED TO:

Date:        October 21                 , 1997
      ----------------------------------

DELTA AIR LINES, INC.


By /s/ Leo F. Mullin
  --------------------------------------------
Its President and Chief Executive Officer
   -------------------------------------------

Attachment


P.A. Nos. 2024 and 2025

                         *This confidential information
                           has been omitted and filed
                        separately with the Commission.





*

                               TABLE OF CONTENTS

                                                                                         Page
                                                                                        Number
                                                                                        ------
Article 1.                                           *                                  1-1
Article 2.                                           *                                  2-1
Article 3.                                           *                                  3-1
Article 4.                                           *                                  4-1
Article 5.                                           *                                  5-1
Article 6.                                           *                                  6-1
Article 7.                                           *                                  7-1
Article 8.                                           *                                  8-1
Article 9.                                           *                                  9-1
Article 10.                                          *                                  10-1
Article 11.                                          *                                  11-1
Article 12.                                          *                                  12-1
Article 13.                                          *                                  13-1
Article 14.                                          *                                  14-1
Article 15.                                          *                                  16-1


Article A                                            *                                  A-1
Article B                                            *                                  B-1
Article C                                            *                                  C-1
Article D                                            *                                  D-1



                         *This confidential information
                           has been omitted and filed
                        separately with the Commission.











                                      (i)





*

                         *This confidential information
                           has been omitted and filed
                        separately with the Commission.


































                                      (ii)





*

Article 1. *This confidential information has been omitted and filed separately with the Commission.







































                                      1-1





*

Article 2. *This confidential information has been omitted and filed separately with the Commission.







































                                      2-1





*

Article 3. *This confidential information has been omitted and filed separately with the Commission.





































                                      3-1





*

Article 4. *This confidential information has been omitted and filed separately with the Commission.







































                                      4-1





*

Article 5. *This confidential information has been omitted and filed separately with the Commission.







































                                      5-1





*

*This confidential information has been omitted and filed separately with the Commission.





































                                      5-2





*

*This confidential information has been omitted and filed separately with the Commission.





































                                      5-3





*

*This confidential information has been omitted and filed separately with the Commission.





































                                      5-4





*

Article 6. *This confidential information has been omitted and filed separately with the Commission.







































                                      6-1





*

Article 7. *This confidential information has been omitted and filed separately with the Commission.







































                                      7-1





*

*This confidential information has been omitted and filed separately with the Commission.







































                                      7-2





*

Article 8. *This confidential information has been omitted and filed separately with the Commission.







































                                      8-1





*

Article 9. *This confidential information has been omitted and filed separately with the Commission.







































                                      9-1





*

Article 10. *This confidential information has been omitted and filed separately with the Commission.







































                                      10-1





*

Article 11. *This confidential information has been omitted and filed separately with the Commission.







































                                      11-1





*

Article 12. *This confidential information has been omitted and filed separately with the Commission.







































                                      12-1





*

Article 13. *This confidential information has been omitted and filed separately with the Commission.







































                                      13-1





*

Article 14. *This confidential information has been omitted and filed separately with the Commission.







































                                      14-1





*

Article 15. *This confidential information has been omitted and filed separately with the Commission.







































                                      15-1





*

Exhibit A to
*





                         *This confidential information
                           has been omitted and filed
                        separately with the Commission.

































                                      A-1





*

Exhibit A to
*





                         *This confidential information
                           has been omitted and filed
                        separately with the Commission.


































                                      A-2





*

Exhibit B to
*





                         *This confidential information
                           has been omitted and filed
                        separately with the Commission.


































                                      B-1





*

Attachment 1 to
Exhibit B to
*





                         *This confidential information
                           has been omitted and filed
                        separately with the Commission.

































                                     B-1-1





*

Attachment 2 to
Exhibit B to
*





                         *This confidential information
                           has been omitted and filed
                        separately with the Commission.

































                                     B-2-1





*

Attachment 2 to
Exhibit B to
*





                         *This confidential information
                           has been omitted and filed
                        separately with the Commission.

































                                     B-2-2





*

Exhibit C to
*





                         *This confidential information
                           has been omitted and filed
                        separately with the Commission.


































                                      C-1





*

Exhibit D to
*





                         *This confidential information
                           has been omitted and filed
                        separately with the Commission.


































                                      D-1





*

Exhibit D to
*





                         *This confidential information
                           has been omitted and filed
                        separately with the Commission.


































                                      D-2





*

Exhibit D to
*





                         *This confidential information
                           has been omitted and filed
                        separately with the Commission.


































                                      D-3





*

[BOEING LETTERHEAD]

6-1162-RLL-2292


Delta Air Lines, Inc.
Hartsfield Atlanta International Airport
Atlanta, Georgia 30320

Subject:          *This confidential information has been omitted and filed
separately with the Commission.

Reference:        Purchase Agreement No. 2025 (the Purchase Agreement) between
                  The Boeing Company (Boeing) and Delta Air Lines, Inc.
                  (Customer) relating to Model 767-432 aircraft (the Aircraft)


This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the AGTA and the Purchase Agreement.


1. *This confidential information has been omitted and filed separately with the Commission.


P.A. No. 2025

Delta Air Lines, Inc.
6-1162-RLL-2292  Page 2




*This confidential information has been omitted and filed separately with the Commission.



Very truly yours,

THE BOEING COMPANY


By   /s/ R. B. Woodard
  --------------------------------------------

Its                President
   -----------------------------------------


ACCEPTED AND AGREED TO:

Date:     October 21    , 1997
      ------------------

DELTA AIR LINES, INC.


By  /s/ Leo F. Mullin
  --------------------------------------------

Its  President and Chief Executive Officer
    ---------------------------------------

Attachment


P.A. No. 2025

                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.








*

                                TABLE OF CONTENTS

                                                                     Page
                                                                    Number
                                                                    ------
Article 1.                         *                                  1-1
Article 2.                         *                                  2-1
Article 3.                         *                                  3-1
Article 4.                         *                                  4-1
Article 5.                         *                                  5-1
Article 6.                         *                                  6-1
Article 7.                         *                                  7-1
Article 8.                         *                                  8-1
Article 9.                         *                                  9-1
Article 10.                        *                                  10-1
Article 11.                        *                                  11-1
Article 12.                        *                                  12-1
Article 13.                        *                                  13-1
Article 14.                        *                                  14-1
Article 15.                        *                                  16-1


Article A                          *                                  A-1
Article B                          *                                  B-1
Article C                          *                                  C-1
Article D                          *                                  D-1


                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.






                                       (i)


*

                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.








                                      (ii)


*

Article 1. *This confidential information has been omitted and filed separately with the Commission.










                                       1-1


*

Article 2. *This confidential information has been omitted and filed separately with the Commission.















                                       2-1


*

Article 3. *This confidential information has been omitted and filed separately with the Commission.



















                                       3-1


*

Article 4. *This confidential information has been omitted and filed separately with the Commission.















                                       4-1


*

Article 5. *This confidential information has been omitted and filed separately with the Commission.






















                                       5-1


*

Article 6. *This confidential information has been omitted and filed separately with the Commission.
























                                       6-1


*

Article 7. *This confidential information has been omitted and filed separately with the Commission.
























                                       7-1


*

Article 8. *This confidential information has been omitted and filed separately with the Commission.





















                                       8-1


*

Article 9. *This confidential information has been omitted and filed separately with the Commission.



















                                       9-1


*

Article 10. *This confidential information has been omitted and filed separately with the Commission.























                                      10-1




*

Article 11. *This confidential information has been omitted and filed separately with the Commission.



















                                      11-1




*

Article 12. *This confidential information has been omitted and filed separately with the Commission.























                                      12-1




*

Article 13. *This confidential information has been omitted and filed separately with the Commission.

























                                      13-1




*

Article 14. *This confidential information has been omitted and filed separately with the Commission.





















                                      14-1




*

Article 15. *This confidential information has been omitted and filed separately with the Commission.






















                                      15-1




*

Exhibit A to
*





                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.
























                                       A-1


*

Exhibit A to
*



                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.
























                                       A-2



*

Exhibit B to
*





                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.




















                                       B-1



*

Attachment 1 to
Exhibit B to
*





                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.



















                                      B-1-1



*

Attachment 2 to
Exhibit B to
*





                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.



















                                      B-2-1



*

Attachment 2 to
Exhibit B to
*





                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.























                                      B-2-2



*

Exhibit C to
*





                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.

















                                       C-1



*

Exhibit D to
*





                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.























                                       D-1



*

Exhibit D to
*





                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.























                                       D-2



*

Exhibit D to
*





                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.




















                                       D-3



*

[BOEING LETTERHEAD]

6-1162-RLL-2275


Delta Air Lines, Inc.
Hartsfield Atlanta International Airport
Atlanta, Georgia 30320


Subject:          Multiple Aircraft Operating Weights

Reference:        Purchase Agreement No. 2025 (the Purchase Agreement) between
                  The Boeing Company (Boeing) and Delta Air Lines, Inc.
                  (Customer) relating to Model 767-432ER aircraft (the Aircraft)


This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the AGTA and the Purchase Agreement.

In this Letter Agreement, the term "Aircraft" means the Model 767-432ER aircraft purchased by Customer under the Purchase Agreement.





                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.


P.A. No. 2025

Delta Air Lines, Inc.
6-1162-RLL-2275  Page 2




                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.


P.A. No. 2025

Delta Air Lines, Inc.
6-1162-RLL-2275  Page 3



                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.


It is understood that a minimum of 60 days will be required for Boeing to make the change to the FAA approved Airplane Flight Manual elected by Customer. If the Customer requires the Airplane Flight Manual to be prepared in a different format required by the cognizant aviation authority of the proposed third party purchaser or lessee, prior coordination with Boeing will be required to determine price and offerability.


Very truly yours,

THE BOEING COMPANY


By  /s/ R. B. Woodard
  ----------------------------------------

Its                President
    --------------------------------------


ACCEPTED AND AGREED TO:

Date:           October 21           , 1997
      -------------------------------

DELTA AIR LINES, INC.


By   /s/ Leo F. Mullin
  ----------------------------------------

Its  President and Chief Executive Officer
    --------------------------------------


Attachment


P.A. No. 2025

Attachment to
Delta Air Lines, Inc.
6-1162-RLL-2275 Page 1




                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.



P.A. No. 2025

Attachment to
Delta Air Lines, Inc.
6-1162-RLL-2275 Page 2



                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.



P.A. No. 2025

Attachment to
Delta Air Lines, Inc.
6-1162-RLL-2275 Page 3



                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.




P.A. No. 2025

[BOEING LETTERHEAD]

6-1162-RLL-2281

Delta Air Lines, Inc.
Hartsfield Atlanta International Airport
Atlanta, Georgia  30320

Subject:      Aircraft Performance Guarantees

Reference:    Purchase Agreement No. 2025 (the Purchase Agreement) between
              The Boeing Company (Boeing) and Delta Air Lines, Inc.
              (Customer) relating to Model 767-432ER aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the AGTA and the Purchase Agreement.

Boeing agrees to provide Customer with the Performance Guarantees in the Attachment to this Letter Agreement. These guarantees are exclusive and expire upon Delivery of the Aircraft to Customer. Customer's remedies survive delivery of the Aircraft.

The Performance Guarantees in the Purchase Agreement do not include any effect of the boltless turbine.


Very truly yours,

THE BOEING COMPANY


By   /s/ R. B. Woodard
   ------------------------------------------

Its           President
   ------------------------------------------


ACCEPTED AND AGREED TO:

Date:       October 21               , 1997
      -------------------------------

DELTA AIR LINES, INC.


By   /s/ Leo. F. Mullin
   ------------------------------------------

Its  President and Chief Executive Officer
   ------------------------------------------

Attachment


P.A. No. 2025

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 1





                     MODEL 767-432ER PERFORMANCE GUARANTEES


                      SECTION           CONTENTS

                         1                  *

                         2                  *

                         3                  *

                         4                  *

                         5                  *

                         6                  *

                         7                  *

                         8                  *

                         9                  *




                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.



B-B111-M97-0637C

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 2





1                        *




2                        *
2.1                      *







2.2                      *






2.3                      *

2.3.1                    *




                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.



B-B111-M97-0637C

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 3








2.3.2 *This confidential information has been omitted and filed separately with the Commission.



B-B111-M97-0637C

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 4






2.3.3 *This confidential information has been omitted and filed separately with the Commission.



B-B111-M97-0637C

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 5







2.4                      *







2.5                      *








                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.



B-B111-M97-0637C

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 6








2.6                      *

2.6.1                    *








2.6.2                    *






2.6.3                    *






                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.



B-B111-M97-0637C

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 7








2.7                      *

2.7.1                    *





















                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.



B-B111-M97-0637C

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 8













                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.



B-B111-M97-0637C

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 9






                                    *This confidential information has been
                                    omitted and filed separately with the
                                    Commission.



B-B111-M97-0637C

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 10




  2.7.2 *This confidential information has been omitted and filed separately with the Commission.



B-B111-M97-0637C

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 11





  2.7.3 *This confidential information has been omitted and filed separately with the Commission.



B-B111-M97-0637C

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 12





  2.7.4 *This confidential information has been omitted and filed separately with the Commission.


B-B111-M97-0637C

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 13






  2.7.5 *This confidential information has been omitted and filed separately with the Commission.



B-B111-M97-0637C

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 14






  2.7.6 *This confidential information has been omitted and filed separately with the Commission.














B-B111-M97-0637C

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 15






  2.7.7 *This confidential information has been omitted and filed separately with the Commission.



B-B111-M97-0637C

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 16






  2.7.8 *This confidential information has been omitted and filed separately with the Commission.























  2.7.9 *This confidential information has been omitted and filed separately with the Commission.



B-B111-M97-0637C

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 17






  2.7.10 *This confidential information has been omitted and filed separately with the Commission.



B-B111-M97-0637C

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 18






  2.7.11 *This confidential information has been omitted and filed separately with the Commission.



B-B111-M97-0637C

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 19






3                        *






4                        *

4.1                      *





4.2                      *












                  *This confidential information has been omitted and filed separately with the Commission.



B-B111-M97-0637C

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 20






  4.3 *This confidential information has been omitted and filed separately with the Commission.











  4.4 *This confidential information has been omitted and filed separately with the Commission.



















B-B111-M97-0637C

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 21




  5      *This confidential information has been omitted and filed
             separately with the Commission.





B-B111-M97-0637C

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 22





6                        *

6.1                      *








6.2                      *







7                        *

7.1                      *





7.2                      *

                  *This confidential information has been omitted and filed separately with the Commission.


B-B111-M97-0637C

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 23




7.3                      *








7.4                      *





7.5                      *




7.6                      *



                  *This confidential information has been omitted and filed separately with the Commission.


B-B111-M97-0637C

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 24





7.7                      *






7.8                      *




7.9                      *






7.10                     *





7.11                     *



                  *This confidential information has been omitted and filed separately with the Commission.



B-B111-M97-0637C

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 25





7.12                     *







8                        *

8.1                      *



8.2                      *







                  *This confidential information has been omitted and filed separately with the Commission.


B-B111-M97-0637C

Attachment to Letter Agreement
No. 6-1162-RLL-2281
CF6-80C2B7F Engines
Page 26





8.3                      *



8.4                      *




8.5                      *




8.6                      *




8.7                      *










8.8                      *



                  *This confidential information has been omitted and filed separately with the Commission.

B-B111-M97-0637C

[BOEING LETTERHEAD]

6-1162-RLL-2284


Delta Air Lines, Inc.
Hartsfield Atlanta International Airport
Atlanta,  Georgia 30320


Subject:     Open Configuration Matters

Reference:   Purchase Agreement No. 2025 (the Purchase Agreement) between The
             Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 767-432ER aircraft (the Aircraft)


This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the AGTA and the Purchase Agreement.

1.           Final Configuration Discussions.

             1.1 Final Configuration Schedule. Boeing and Customer agree to establish a schedule that will result in the completion of configuration of the Aircraft by May 1, 1998. In the discussions to establish the schedule, Customer and Boeing will identify and define the Optional Features to be incorporated into Customer's Aircraft.

             1.2 Customer's Detail Specification. After Customer's selection of the Optional Features and engine model, Boeing will provide to Customer a Customer-unique configuration specification (Detail Specification). The Detail Specification will be comprised of the most recent version of the Configuration Specification developed by Boeing for a Model 767 Aircraft and the Appendix to that Configuration Specification which further defines the -400 model 767, and the Optional Features agreed to be incorporated in the Aircraft by Boeing and Customer. A reconciliation will be provided to Customer that identifies any differences between the Configuration Specification referenced in Exhibit A of the Purchase Agreement and the Configuration Specification initially used to develop the Detail Specification.

2.           Price.



*This confidential information has been omitted and filed separately with the Commission.


P.A. No. 2025

Delta Air Lines, Inc.
6-1162-RLL-2284 Page 2







                         *This confidential information
                         has been omitted and filed
                         separately with the Commission.


P.A. No. 2025

Delta Air Lines, Inc.
6-1162-RLL-2284 Page 3




                         *This confidential information
                         has been omitted and filed
                         separately with the Commission.






3.           Effect on Purchase Agreement.

             3.1 Exhibit A. Revisions to the 767-400 Configuration Specification developed by Boeing for a Model 767 Aircraft and the Appendix to that Configuration Specification (Revision A, dated June 6, 1997) which further defines the -400 model 767 developed by Boeing subsequent to the Execution Date will be provided to Customer in the form of an updated Configuration Specification and Appendix. The effects of all Optional Features which are mutually agreed upon between Boeing and Customer for incorporation into the Detail Specification for the Aircraft will be incorporated into Exhibit A of the Purchase Agreement by written amendment.

             3.2 Tables. Tables 1, 2 and 3 to the Purchase Agreement will be revised to reflect revisions made to Exhibit A to the Purchase Agreement . Specifically, the Aircraft Basic Price and the Advance Payment Base Price of the Aircraft and the component parts of the Aircraft Basic Price and the Advance Payment Base Price will be included in such new Tables 1, 2 and 3.

             3.3 Performance Guarantees. The aircraft performance guarantees in Letter Agreement No. 6-1162-RLL-2281 are based on an estimate of the effect of optional features. Customer acknowledges that such performance guarantees will be revised by Boeing to incorporate the effect of Customer's final selection of optional features.

4.           Purchase Agreement Amendment.

             Within 30 days after reaching agreement as to the final Aircraft Configuration, Boeing and Customer will amend the Purchase Agreement to reflect the effects of the configuration changes agreed to by the parties.


P.A. No. 2025

Delta Air Lines, Inc.
6-1162-RLL-2284 Page 4




Very truly yours,

THE BOEING COMPANY


By  /s/ R. B. Woodard
    --------------------------------------------------
Its                      President
    --------------------------------------------------

ACCEPTED AND AGREED TO:

Date:         October 21             , 1997
      -------------------------------

DELTA AIR LINES, INC.


By   /s/ Leo F. Mullin
    --------------------------------------------------
Its  President and Chief Executive Officer
    --------------------------------------------------

P.A. No. 2025

[BOEING LETTERHEAD]

6-1162-RLL-2290


Delta Air Lines, Inc.
Hartsfield Atlanta International Airport
Atlanta, Georgia 30320


Subject: *This confidential information has been omitted and filed separately with the Commission.

Reference:   Purchase Agreement No. 2025 (the Purchase Agreement) between The
             Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 767-432ER aircraft (the Aircraft)


This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the AGTA and the Purchase Agreement.




                         *This confidential information
                         has been omitted and filed
                         separately with the Commission.



P.A. No. 2025

Delta Air Lines, Inc.
6-1162-RLL-2290 Page 2







                         *This confidential information
                         has been omitted and filed
                         separately with the Commission.




P.A. No. 2025

Delta Air Lines, Inc.
6-1162-RLL-2290 Page 3



Very truly yours,

THE BOEING COMPANY


By   /s/ R. B. Woodard
     ------------------------------------------------
Its                      President
     ------------------------------------------------

ACCEPTED AND AGREED TO:

Date:        October 21                 , 1997
     -----------------------------------

DELTA AIR LINES, INC.


By   /s/ Leo F. Mullin
     ------------------------------------------------

Its  President and Chief Executive Officer
     ------------------------------------------------



Attachment


P.A. No. 2025

[BOEING LETTERHEAD]

September 15, 1997


VIA FAX:          (404) 715-5494


Captain H.G. Alger
Executive Vice President Operations
Delta Air Lines, Inc.
Hartsfield Atlanta International Airport
Atlanta, Georgia  30320

Dear Harry:


                               *This confidential
                               information has been
                               omitted and filed
                               separately with the
                               Commission.

                               *This confidential
                               information has been
                               omitted and filed
                               separately with the
                               Commission.


Sincerely,


/s/ John B. Hayhurst

Attachment A







                               *This confidential
                               information has been
                               omitted and filed
                               separately with the
                               Commission.





Rev-C                                                                         1

Attachment A





                               *This confidential
                               information has been
                               omitted and filed
                               separately with the
                               Commission.






Rev-C                                                                         2

Attachment B




                               *This confidential
                               information has been
                               omitted and filed
                               separately with the
                               Commission.



Rev.-B                                                                        1

Attachment B



                               *This confidential
                               information has been
                               omitted and filed
                               separately with the
                               Commission.



Rev.- B                                                                       2

                               *This confidential
                               information has been
                               omitted and filed
                               separately with the
                               Commission.

[BOEING LETTERHEAD]

6-1162-RLL-2287

Delta Air Lines, Inc.
Hartsfield Atlanta International Airport
Atlanta, Georgia 30320


Subject:   Certification Flight Test Aircraft

Reference: Purchase Agreement No. 2025 (the Purchase Agreement) between The
           Boeing Company (Boeing) and Delta Air Lines (Customer) relating to Model 767-432ER aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the AGTA and the Purchase Agreement.

It is understood that three (3) of Customer's Model 767-432ER Aircraft (Test Aircraft) will be used by Boeing in its certification flight test program, for obtaining the FAA Type and Airworthiness Certificates required under Article 6 of the AGTA, prior to delivery to Customer. Boeing will not use the Test Aircraft for more than eight hundred (800) flight test hours without the prior written consent of Customer. Customer agrees to accept delivery of each of the Test Aircraft without any reduction in the Aircraft Price on account of the depreciation and wear and tear resulting from such testing, subject to the terms and conditions set forth below.

1.           Aircraft Refurbishment.

             Boeing shall refurbish each Test Aircraft prior to delivery to Customer to ensure such Test Aircraft complies with the Detail Specification. Reasonable wear and tear shall be permissible in all areas of the Test Aircraft except interior areas exposed to passenger view. Such interior areas shall be in a condition, at time of delivery to Customer, comparable to the same areas of other Model 767-432ER non test Aircraft delivered to Customer in the same time period as the Test Aircraft.

2.           Production Record Revision and Service Bulletin Incorporation.

             During the refurbishment of each Test Aircraft, Boeing will incorporate therein all applicable Production Record Revisions (PRR's) and Service Bulletins which are released by Boeing for production incorporation in other Model 767-432ER Aircraft scheduled for delivery to Customer prior to scheduled delivery of


P.A. No. 2025

Delta Air Lines, Inc.
6-1162-RLL-2287 Page 2

the Test Aircraft, except for any such PRR's and/or Service Bulletins which Boeing determines, and Customer agrees, are impracticable to retrofit on the Test Aircraft. Customer's agreement shall not be unreasonably withheld. Any reasonable delay in the delivery of any of the Test Aircraft resulting from the incorporation of such PRR's and/or Service Bulletins shall be an Excusable Delay within the meaning of Article 10 of the AGTA . Boeing will review its plans for incorporation of such PRR's and Service Bulletins with Customer prior to the refurbishment of the Test Aircraft and if the reason for not incorporating any such PRR or Service Bulletin is the unavailability of retrofit kits to Customer, Boeing will furnish such retrofit kits to Customer at no charge as soon as they can reasonably be made available and Boeing shall reimburse Customer for its direct labor to install such kits at the then current Warranty Labor Rate.

3.           Warranty.

             The Boeing warranty for airframe and components of each Test Aircraft shall run full term from delivery of each Test Aircraft. If any Boeing supplier, except engine manufacturer, refuses to honor any Customer valid warranty claim solely on the basis of use or time expiration relating to flight test or refurbishment, Boeing shall assume responsibility for such claim using the supplier warranty terms and conditions as though the warranty period began with delivery of the Test Aircraft.

4.           Wheels, Tires and Brakes.

             Boeing shall install new tires, wheels and brakes on each Test Aircraft, after such flight test and prior to delivery of each Test Aircraft.

5.           Accomplishment of "C" Check.

             Boeing will accomplish a Boeing-recommended "C" Check or equivalent on each Test Aircraft prior to delivery thereof.

6.           List of Greases, Oils and Other Fluids.

             Boeing will provide Buyer in a timely manner a list of part and/or specification numbers and suppliers of the greases, oils and other fluids used to service the Test Aircraft during the flight test program.



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



Delta Air Lines, Inc.
6-1162-RLL-2287 Page 3



                               *This confidential
                              information has been
                               omitted and filed
                              separately with the
                                  Commission.












9.           Other Terms and Conditions.

             All terms and conditions relating to the manufacture, purchase and sale of the Test Aircraft as set forth in the Purchase Agreement shall remain in full force and effect except as amended by the provisions herein.



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



Delta Air Lines, Inc.
6-1162-RLL-2287 Page 4



10.          Flight Test Standby Spares.

             If applicable, in accordance with the provisions of Supplemental Exhibit BFE/CDSPE/SPE/CSE to the Purchase Agreement, Customer and/or Boeing shall provide BFE/CDSPE/SPE/CSE Standby Spares for Test Aircraft in the flight test program in accordance with requirements mutually agreed to by Boeing and Customer. The identification and scheduled requirement dates for such BFE/CDSPE/SPE/CSE Standby Spares will be identified by Boeing in the BFE Document referenced in Supplemental Exhibit BFE/CDSPE/SPE/CSE to the Purchase Agreement.

Upon completion of the flight test program, any BFE standby spares provisioned for flight test shall be allocated to fulfill open production requirements for Customer's Aircraft, or returned to Customer, at Customer's option.


Very truly yours,

THE BOEING COMPANY


By   /s/ R. B. Woodard
   --------------------------------------

Its           President
   --------------------------------------

ACCEPTED AND AGREED TO:

Date:         October 21        , 1997
     ---------------------------

DELTA AIR LINES, INC.


By   /s/ Leo F. Mullin
   --------------------------------------

Its President and Chief Executive Officer
   --------------------------------------


P.A. No. 2025

[BOEING LETTERHEAD]

6-1162-RLL-2420


Delta Air Lines, Inc.
Hartsfield Atlanta International Airport
Atlanta, Georgia  30320

Subject: *This confidential information has been omitted and filed separately with the Commission.


Reference: Purchase Agreement No. 2025 (the Purchase Agreement) between The
           Boeing Company (Boeing) and Delta Air Lines (Customer) relating to Model 767-432ER aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the AGTA and the Purchase Agreement.

1.            Model 767-400ER Pilot Type Rating.

             Boeing has established that the same pilot type rating for the 767-400ER and the current 767-300ER aircraft is a major program objective. Boeing is confident that the foregoing objective is attainable and Boeing will use its best reasonable efforts to achieve the objective.


                               *This confidential
                              information has been
                               omitted and filed
                              separately with the
                                  Commission.


P.A. No. 2025

Delta Air Lines, Inc.
6-1162-RLL-2420 Page 2



Very truly yours,

THE BOEING COMPANY


By   /s/ R. B. Woodard
   -------------------------------------

Its            President
   -------------------------------------

ACCEPTED AND AGREED TO:


Date:        October 21            , 1997
      -----------------------------

DELTA AIR LINES, INC.


By   /s/ Leo F. Mullin
   ---------------------------------------

Its  President and Chief Executive Officer
     -------------------------------------


P.A. No. 2025